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                                                                    EXHIBIT 10.3


(12.25.92.CPI)              ROWLEY ENTERPRISES, INC.
                              1595 NW GILMAN BLVD.
                           ISSAQUAH, WASHINGTON 98027
                    (206) 392-6407 OR 455-4781  FAX 391-4009

                           COMMERCIAL LEASE AGREEMENT

     THIS LEASE made this 1st day of June, 1993, by and between ROWLEY ENTERPRISES INC., A Washington Corp. ("Landlord") and Polymer Technology Intl., A Washington Corporation ("Tenant").

                                  WITNESSETH:

     1. PREMISES. For the term specified below, Landlord leases to Tenant, the building, or portion of the building, located at 1871 NW Gilman Blvd., Issaquah, Washington 98027 (the "Premises"). The Premises are located upon property legally described in Exhibit "A" (the "Property"). The Premises are diagrammed on the Exhibit "B" map.

     2. TERM.

                                                                  *See Exhibit F
          2.1 Commencement Date and Expiration. The term of this Lease shall commence* on September 15, 1993 and end on September 14, 1998. Tenant shall not enter the Premises prior to the Lease commencement date without the prior written consent of the Landlord. The Lease term includes any extensions of the initial term. See Exhibit G.

          2.2 Delays. See exhibit "F" Commencement.

     3. RENT.

          3.1 Minimum Rent. Tenant covenants and agrees to pay Landlord, at 1595 Gilman Boulevard N.W., Issaquah, Wa. 98027 or to such other party or at such other place as Landlord designates, the Minimum Rent, initially $15,375.00, plus the additional amounts described in this Lease, in advance, on or before the first day of each month of the Lease term.

          3.2 Inflation Adjustment to Minimum Rent. Minimum Rent shall be adjusted beginning on the 25th month of this Lease by using the revised Consumer Price Index (CPI) for all urban consumers as published by the United States Department of Labor for the Seattle Metropolitan area (the "Index"). As of the 25th month and on each anniversary of the Lease commencement date thereafter, the percentage of change in the Index from the previous year compared to the most current Index shall be multiplied by the Minimum Rent amount; the result shall be added to the Minimum Rent to determine the Minimum Rent for the coming year, the maximum adjustment increase shall be no more than 5%. In no event shall Minimum Rent be less than the previous year's Minimum Rent. If the publication of said Index is discontinued the Landlord in its sole discretion shall select a similar replacement index from those available.

          3.3 Late Rent and Other Charges. If any rent becomes more than 10 days past due, Tenant will pay a late charge of 10% of the total monthly rent as additional rent. However, Landlord may additionally exercise a statutory Three-Day Notice to Quit Premises or Pay Rent as soon as, and anytime after, rent is not paid on the first of the month. If so, Tenant will pay the additional sum of $30 as the cost for preparing and serving notice and this amount will be added to delinquent rent due. Tenant will pay a $20 fee for special handling of any dishonored check as additional rent. If no rent check is honored within the first 10 days of the month, Tenant will pay the late charge and is subject to a Three-Day Notice to Quit Premises or Pay Rent, as above.

          3.4 Interest. Interest will be charged by Landlord on the total rent unpaid, beginning after delivery of the Notice to Quit Premises or Pay Rent, or upon expiration of the ten day grace period, whichever date is earlier. The interest shall be treated as additional rent due. Interest shall be at the rate of 12% per year.

          3.5 Rent Offset or Holdback Prohibited. Rent offsets or holding rent back for any reason is hereby prohibited.


     4. SECURITY DEPOSIT. Landlord acknowledges receipt of Fifteen Thousand and no/100 Dollars ($15,000.00) as a security deposit. Landlord may deduct from this security deposit amounts owed under this Lease, including Landlord's costs related to any default by Tenant. Tenant shall then pay to the Landlord any deficiency for the default costs and pay to the Landlord the amount needed to bring the security deposit back to its original amount. Repayment shall be made within ten days of notice from Landlord. All interest earned on the security deposit belongs to Landlord. Within 60 days from termination of tenancy and vacation or abandonment of Premises, Landlord will give Tenant a statement of the basis for retaining any of the security deposit and any additional amounts due, or refund any amount due to Tenant at Tenant's last known address. Withholding security deposit monies by Landlord does not relieve Tenant of responsibility for payment of damages exceeding the security deposit amount. Landlord may choose to proceed against Tenant for this additional amount, together with reasonable attorney's fees. The security deposit may not be used by Tenant for payment of last month's rent. If Landlord transfers its interest in this Lease, Tenant shall look solely to the new Landlord for return of the security deposit.


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     5.   UTILITIES.  Tenant agrees to timely pay all charges for light, heat, trash disposal services and all other utilities to the premises during the full term of this Lease. If the Leased Premises are part of a building or larger premises to which such costs are charged as a whole, then Tenant agrees to pay a proper and fair share of said charges as determined by Landlord. Landlord shall under no circumstances be liable to Tenant in damages or otherwise for failure to furnish, or interruption in services of any water, electricity, trash disposal, sewerage or other utility service for any cause whatsoever. Landlord may charge as additional rent, on a monthly basis or otherwise, an estimated amount for Tenant's share of utility charges. Tenant must object to any final utility charge within two months of Landlord's receipt of the actual bill or receipt of the final charge, whichever date is later, or is forever barred.

          5.1. Non-Liability for Interruption. Lessor shall under no circumstances be liable to Lessee in damages or otherwise for failure to furnish or for any interruption of service of any water, gas, electricity, garbage disposal or for stoppage of sewerage for any cause whatsoever.

     6.   NET LEASE; TAXES AND INSURANCE.

          6.1. Rent to be Net to Landlord. The parties intend that the rent payable hereunder shall be "triple net" to Landlord, so that this Lease shall yield to Landlord the full rent and Tenant shall pay all costs, expenses and obligations of every kind and nature whatsoever relating to the Premises. The cost of repair and maintenance of parking lot, landscaping, irrigation, and HVAC are the responsibility of the Landlord.

          6.2. Taxes. In addition to the Minimum Rent, as additional rent, Tenant agrees to pay all real estate taxes and assessments, including but not limited to LIDs, ULIDs, RIDs, or other assessments, applicable to the Premises and due and payable during the Lease term. If the Premises are part of a larger building, Tenant shall pay its portion of said taxes on the building equal to the percentage of the total net rentable space in the building leased to Tenant, plus the prorated portion of the taxes applicable to the land described in Exhibit "A." Tenant shall pay 1/12th of said real estate taxes and assessments each month as additional rent. If any other law, statute or ordinance levies any tax (other than Federal or State income taxes) upon rents, Tenant shall similarly pay such tax.

          6.3. Fees. All fees and charges including all license fees, personal property taxes and other governmental charges levied on the Premises or upon Tenant's business will be paid directly by Tenant. If the Premises are a part of a building or larger premises to which such charges are charged as a whole, then Tenant agrees to pay a proper and fair share of said charges as additional rent.

          6.4. Landlord's Insurance.

          6.4.1. Premiums. When Landlord submits proof of payment of insurance premium, Tenant agrees to pay as additional rent, premiums for fire, flood, extended coverage, earthquake and other insurance which may be charged during the Lease term upon the Premises, or upon the total building of which the Premises are part. Tenant's premium share shall be pro-rated if the Premises are part of a building. Tenant shall pay to the Landlord 1/12th of the annual premium for said insurance each month as additional rent. This Lease imposes no duty to insure upon Landlord.

          6.4.2. Conformity with Insurance Policy. Tenant will not keep, use, or offer for sale in or upon the Premises any article prohibited by the standard form fire insurance policy.

     7. TENANT'S USE OF PREMISES. Tenant shall use the Premises only for office & Mfg of Medical devices, equip. or Medicine and no other purpose or use without the prior written consent of Landlord. Tenant agrees that it has determined the Premises can be used for the permitted use. Tenant acknowledges that neither Landlord nor Tenant's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business. Tenant shall not operate, sublease or assign to any automobile related business.

     8.   TENANTS DUTY OF REPAIR AND MAINTENANCE

          8.1. Premises "As Is". The Premises have been inspected and are accepted "as is" by Tenant in their present condition and Tenant acknowledges the present condition of the Premises is good. Landlord is responsible for containment or removal of any hazardous material currently on the Premises.

          8.2. Tenant Cleaning; Conformance with Law. Tenant shall, at its own expense and at all times, keep the Premises neat, clean, and in a sanitary condition, and keep and use the Premises in accordance with applicable laws, ordinances, rules, regulations, and requirements of governmental authorities.

          8.3. Waste. Tenant shall permit no waste, damage or injury to the Premises or building. For example, Tenant shall protect water, heating, gas, drainage and other pipes from freezing, breaking, and blockage; repair all leaks and damage caused by leaks; replace interior and exterior light bulbs or fixtures as needed; replace glass in windows and doors of the Premises if cracked or broken; paint interior surfaces as needed; repair or replace floor coverings as needed; and remove ice and snow from sidewalks adjoining the Premises.

          8.4. Tenant Repairs. Tenant shall make repairs necessary to maintain the Premises in good condition except for structural repairs to the roof, exterior walls and foundation, which are the responsibility of the Landlord.

          8.5. Electrical Overloading. If Tenant installs any electrical equipment that overloads the line to the Premises or in the building of which the Premises are a part, Tenant shall at its own expense make whatever changes are necessary to comply with the

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requirements of the Insurance Underwriters and/or Governmental authorities having jurisdiction.

              8.6 Landlord's Right to Cure Tenant's Defaults. If Tenant fails to perform a duty required by this Section 8 to the satisfaction of Landlord within thirty (30) days after written demand, or less if an emergency, Landlord may undertake the duty, without liability to Tenant for any loss or damage that may accrue to Tenant. Tenant shall pay Landlord's costs for undertaking the duty as additional rent. Landlord's costs will include a markup of twenty (20%) percent on said costs to cover Landlord's overhead.

       9. LANDLORD REPAIR. Landlord shall maintain the structural portions of the Premises, that is, the exterior of the roof, exterior walls (except painting) and foundation. If Landlord must make structural repairs due to Tenant's act or failure to act, the cost of repairs shall become additional rent. Tenant must give Landlord written notice of necessity for structural repairs except which are not readily discernible.

      10. COMPLIANCE WITH RULES. Tenants shall comply with rules concerning the Premises provided to Tenant by Landlord. Such rules shall constitute part of this Lease. Landlord may make amendments and additional rules for the safety, care, cleanliness and aesthetics of the Premises and the Property. A violation of any of the rules from time to time in effect shall constitute default by Tenant under this Lease. These rules are made to enable Landlord to operate the Property and Premises in a manner beneficial to both Landlord and Tenants. If there is an express, direct conflict between such rules and this Lease, the Lease shall control. Landlord shall not be liable to Tenant or to any third parties for failure of other tenants or occupants of the building to perform or observe Landlord's rules.

      11. SIGNS. No signs or symbols may be placed in the windows or doors of the Premises, or upon any exterior part of the building or Property, without Landlord's prior written consent which shall not be unreasonably withheld. Tenant's failure to remove an unapproved sign or symbol within forty-eight (48) hours will constitute a default under the Lease. Additionally, Landlord shall have the right to cause the sign to be removed and the building repaired at Tenant's sole expense. At the termination of this Lease, Tenant will remove all signs placed by it upon the Premises, and will repair any damage caused by removal. All signs must comply with all applicable sign ordinances and be placed in accordance with required permits.

      12.     ALTERATIONS.

              12.1 Tenant. Tenant shall not make any alterations, additions or improvements ("Alterations") to the Premises without the prior written consent of Landlord. Alterations shall be at the sole expense of Tenant, and shall become the property of the Landlord, at the termination of this Lease, without disturbance or damage. However, the Landlord may require all or some of the Alterations be removed and the Premises restored at Tenant's sole expense. Tenant holds the Landlord free and harmless from damage, loss or expense arising out of the Alterations. Alterations shall be performed only according to Landlord approved plans by adequately insured, competent and licensed contractors.

              12.2 Landlord. Tenant agrees that Landlord has the right to make Alterations to the Premises and to the building in which the Premises are situate and Landlord shall not be liable for any damage which Tenant might suffer by reason of such undertaking. Landlord shall notify Tenant 48 hours in advance for any alteration.

              12.3 Liens. Tenant shall keep the Premises and the Property free and clear from any liens or lien claims arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant shall defend, indemnify and hold Landlord harmless from any liability for losses or damages resulting directly or indirectly from any such liens or lien claims and from any work performed on or about the Premises by Tenant, its agents, employees, contractors or subcontractors. If any lien or lien claim is filed against any part of the Property or Premises by any person claiming by, through or under Tenant, Tenant shall, upon Landlord's request, at Tenant's expense, immediately furnish to Landlord a bond in form and amount and issued by a surety satisfactory to Landlord indemnifying Landlord and the Property against all resulting liability, cost and expenses, including attorneys' fees. If such bond has been furnished to Landlord, Tenant at his sole cost and expense and after written notice to Landlord, may contest by appropriate proceedings conducted in good faith and with due diligence any lien, encumbrance or charge against the Premises arising from work done or materials provided to or for Tenant if, but only if, such proceedings suspend the enforcement and collection of the lien or the lien claim and neither the Premises or the Property is or will be in any danger of being sold, forfeited or lost.

      13.     CONDEMNATION.

              13.1 General. If a public or quasi public authority, or private corporation or individual having the power of condemnation (condemnation being the exercise of power by legal proceedings or otherwise and/or a voluntary sale or transfer to the condemnor under threat of condemnation) purchases a portion of or all of the Premises, this Lease shall automatically terminate as to the portion so taken as of the date the condemnor has right to possession. If a portion of the Premises taken renders the remaining portion untenantable and unusable by Tenant, Tenant shall have the option to terminate this Lease.

              13.2 Taking of the Property. If a portion of the Property is taken by condemnation (whether or not the Premises are affected) and (i) Landlord determines that the remaining portions cannot be economically and effectively used by it, or (ii) in the opinion of the Landlord the building should be restored in such a way as to alter the Premises materially, then Landlord shall have the option to terminate this Lease.

              13.3 Restoration and Repair. If a portion of the Premises is condemned and neither party elects to terminate the Lease, then Landlord shall, to the extent of severance damages received by Landlord and equitably allocated by Landlord among the Premises and other portions of the Property, repair the damage to the Premises at Landlord's cost and expense.


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Tenant must repair, restore or replace alterations or property and at its sole expense. Any sums received by Tenant due to the taking shall be applied to the restoration and repair of Alterations.

          13.4. Exercise of Options. If either party elects to exercise any option to terminate the Lease under this Section 13, it shall do so by giving written notice of the election to the other party not later than ninety (90) days after the date the nature and extent of the taking by condemnation have been finally determined (whether by issuance of a certificate of public use and necessity or its equivalent by a court or other tribunal having jurisdiction over the Property or otherwise), and if such notice is given, this Lease shall terminate on the earlier of the date stated in the notice or the date of taking.

          13.5 Claims. Any compensation related to the condemnation paid to Landlord, including compensation for the value of the leasehold, is the property for the Landlord and Tenant hereby assigns to Landlord any and all claims to the compensation. However, the Tenant is not precluded from asserting claims against condemnor, not Landlord, for the taking of Tenant's personal property or for moving expenses.

     14. PARKING. Tenant understands that parking is apportioned in conformity with controlling zoning ordinances and that Landlord shall have the right to make such regulations as Landlord deems desirable for the control of parking vehicles on the Property or other property under Landlord's control, including the right to designate certain areas for parking of the Tenant, employees of Tenant, its customers and other Tenants of Landlord's building(s).

     15.  SUBLETTING OR ASSIGNMENT.

          15.1 Landlord's Consent Required. Tenant shall not transfer, mortgage, pledge, hypothecate, encumber or otherwise assign this Lease or any interest therein, and shall not sublet or share all or any part of the Premises (voluntarily, involuntarily or by operation of law), without the prior written consent of the Landlord; which shall not be unreasonably withheld and any attempt to do so without such consent shall be void and constitute breach of this Agreement.

          15.2 No Release of Tenant. No assignment or subletting, and no consent of Landlord to any assignment or subletting, by Tenant or Tenant's sub or assignees of any tier, shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether before or after such consent, assignment or subletting. The consent of Landlord to an assignment or subletting does not relieve the obligation to obtain Landlord's prior written consent to any other assignment or subletting. The acceptance of rent by Landlord from any person or entity other than Tenant shall not be deemed a waiver by Landlord of any provision of this Lease or be deemed a consent to any assignment or subletting. All assignees or subletters shall assume all obligations of this Lease.

          15.3 Transfers of Stock or Other Assets. If Tenant (or any of its permitted successors or assigns) is a corporation or a partnership, any transfer of the Lease by merger, consolidation, liquidation, dissolution, or any change in the majority ownership of or power to vote a majority of its outstanding voting stock, whether voluntary, involuntary, or by operation of law, shall constitute a voluntary assignment for purposes of this Section 15. Landlord agrees to such assignment.

          15.4 Transfer and Assignment of Premises by Landlord. Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations under this Lease and in the Premises and/or the Property. In the event of any such transfer or transfers, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the effective date of the transfer.

     16. ACCESS. Landlord shall have the right to enter the Premises at all reasonable times to clear, inspect, make repairs, additions or alterations, and to show the Premises to prospective tenants, purchasers or mortgagees. Landlord agrees to give Tenant 24 hours notice prior to access except in the case of emergency.

     17. DESTRUCTION OF OR DAMAGE TO THE BUILDING.

          17.1 Repairs by Landlord. If the Demised Premises or any portion of the building in which the Demised Premises are located should be damaged or destroyed during the Lease term by any casualty, the Landlord may either terminate this Lease or elect to repair and/or restore the damage or destruction. If the Landlord elects to repair and/or rebuild, the Tenant's rent shall be abated, as provided below, during the time of restoration. Landlord shall advise Tenant in writing of Landlord's intentions within ninety
(90) days after the casualty. If the Landlord elects not to repair or rebuild then this Lease shall terminate without further notice, and all further obligations under this Lease of either party shall cease as of the date Tenant was forced to cease business in the Premises. If such damage occurs and this Lease is not so terminated by Landlord this Lease shall remain in full force and in effect. The Landlord's obligation under this paragraph shall not exceed the work done in the original construction of the Premises.

          17.2 Continuation of Business. At Tenants option, Tenant agrees during any period of reconstruction or repair of the Premises and/or of said building to continue the operation of its business in the Premises to the extent reasonably practical.

          17.3 Repairs of Tenant Alterations. Tenant shall in the event of any damage or destruction, unless this Lease shall be terminated as provided above, promptly replace or fully repair all doors, exterior signs, trade fixtures, equipment and other installations originally installed by Tenant. Landlord shall have no obligation to do so. Landlord shall have no interest in the proceeds of any insurance carried by Tenant on Tenant's interest in this Lease and Tenant shall have no interest in the proceeds of any insurance carried by the Landlord.

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          17.4  Abatement of Rent.  The rent shall be abated, in a fair proportion as determined by Landlord, during any period in which there is damage or restoration causing substantial interference with the operation of Tenant's business. No abatement shall occur if the damage or destruction was caused in whole or in part by Tenant.

     18.  TENANT INDEMNIFICATION, LIABILITY AND PERSONAL PROPERTY INSURANCE.

          18.1. No Liability. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damage to any person or property in or about Premises or the Property by or from any cause whatsoever including, but not limited to, water leakage from the roof, walls, basement or other portion of the Premises or the Property, or caused by repairs, operations, gas, fire, oil, electricity; provided, that nothing contained in this Lease relieves Landlord from liability for any such injury or damage caused solely by Landlord's negligence or failure to perform normal maintenance. Tenant, as a material part of the consideration to be received by Landlord under this Lease, assumes all risk of, and waives and releases all claims for, any damages through Tenant, which damages result from any accident or occurrence in or upon the Premises or the Building from any cause whatsoever unless caused solely by the negligence of Landlord, or failure to perform normal maintenance, its agents or invitees.

          18.2. Indemnification. Tenant shall defend, indemnify and hold Landlord harmless from and against any and all liability, claims, causes of action, damages, costs and expenses including without limitation, attorney's fees, for any injury or damage to any person or property: (i) occurring in, on or about the Premises or any part of the Premises unless caused solely by Landlord's negligence, or failure to perform normal maintenance, (ii) occurring in, on or about any part of the Property, the use of which Tenant may have in conjunction with other tenants or occupants of the Building, when such injury or damage shall be caused in whole or in part by the act or omission of Tenant, its officers, agents, contractors, employees, licensees, or invitees, (iii) arising from the conduct or management of any work or thing done by Tenant in or about, or from transactions of Tenant concerning, the Premises, or (iv) arising from any breach or default under this Lease by Tenant, or from any act or omission of Tenant, or any of its officers, agents, employees, contractors, licensees, or invitees. The foregoing provisions shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused solely by the negligence or failure to perform normal maintenance, or of Landlord or its officers, agents, employees, contractors, licensees, or invitees. The provisions of this Section 18.2 shall service the expiration of or termination of this Lease with respect to any events occurring prior to such expiration or termination. Upon notice by Landlord, Tenant at Tenant's expense shall defend Landlord, in any action or preceding brought against Landlord by reason of any claim described in this
Section 18.2.

          18.3. Public Liability and Property Damage Insurance. Tenant shall, during the Lease term, at its sole cost, keep full force and effect a policy of public liability and property damage insurance with respect to the Premises and the business operated by the Tenant and/or any Sub-Tenant of Tenant in the Premises, naming Landlord as an additional insured, in which the limits of public liability shall be not less than $500,000 per person and $1,000,000 per accident and in which the property damage portion shall not be less than $500,000.

          18.4. Approval of Insurer and Copies of Policies. Whenever Tenant is hereby required to insure against any risk, said insurance shall be with an insurance company approved by the Landlord which approval shall not be unreasonably withheld and a copy of said policy or Certificate of Insurance carrier endorsed thereon providing that said policy shall remain in full force and effect until Landlord is notified in advance and in writing thirty days before any change or cancellation.

          18.5. Conformity with Insurance Policy. Tenant will not keep, use, or offer for sale in or upon the Premises any article prohibited by the standard form fire insurance policy.

          18.6. Personal Property Insurance. All personal property kept on the Premises shall be at the sole risk of Tenant. Tenant shall take full responsibility for obtaining casualty, liability and personal property insurance. Tenant shall indemnify and hold Landlord harmless for any damage, either to person or property, sustained by Tenant or others for any reason, including damage caused by any defects now in said Premises or hereafter occurring, or due to the failure of Tenant to make repairs to the premises that are the tenant's responsibility, or caused by fire, windstorm, flood, vandalism or theft, etc., or from any act of God or a third party.

     19. ESTOPPEL CERTIFICATE. Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written certificate of Tenant stating: that Tenant has accepted the Premises (or if Tenant has not done so, that Tenant has not accepted the Premises and specifying the reasons therefore); the commencement and expiration dates of this Lease; the dates on which rent under this Lease has been paid; that this Lease is in full force and effect and has not been modified (or if there have been modifications, that this Lease is in full force and reflect as modified and stating the modifications); whether or not there are, to Tenant's knowledge, then existing any defaults by Landlord in the performance of its obligations under this Lease (and if so, specifying the name); whether or not there are then existing any defenses against the enforcement of any obligations of Tenant under this Lease (and if so, specifying the same); the amount of the security deposit and prepaid rent, if any, that has been deposited with Landlord; and any other information reasonably requested. It is agreed that any such certificate deliver pursuant to this paragraph may be relied upon by a prospective purchaser or mortgagee of any part of Landlord's interest in the Premises, or an assignee of any mortgage and any part of Landlord's interest. If Tenant fails to respond within thirty (30) days after receipt by Tenant of Landlord's written request, Tenant shall be deemed to have admitted the accuracy of any information supplied by Landlord to such prospective purchaser, mortgagee or assignee, but such admission shall not relieve Tenant of the obligation to provide the said Certificate. Further, at Landlord's option, such failure shall be deemed a breach by Tenant of this Lease.



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     20.  SUBORDINATION.

          20.1. Priority. This Lease shall be subject and subordinate to the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which all or a portion of the Property or Premises is specified as security, and all renewals, modifications, extensions, substitutions, replacements, and/or consolidations of such mortgage or deed of trust. Not withstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such liens to this Lease. Tenant shall, notwithstanding any subordination, attorn to and become the tenant of the purchaser at such foreclosure sale or grantee of such deed (the "then owner") if so requested by the then owner. Tenant covenants and agrees to execute and deliver any of the instruments or documents described in this paragraph within thirty (30) days after receipt of written request.

          20.2. Mortagee Protection. Tenant agrees to give a copy of any notice of default served upon Landlord to any mortgagee identified to Tenant by Landlord. Tenant further agrees that any such mortgagee shall have the right to cure such default on behalf of the Landlord within thirty (30) days after receipt of such notice. Tenant further agrees not to invoke any of the remedies which it may have against Landlord under the Lease until such thirty (30) days have elapsed, or during any period that the mortgagee is proceeding to cure such default with due diligence, or is diligently taking steps to obtain the right to enter the Premises and cure the default, whichever is later.

     21. WAIVER OF SUBROGATION RIGHTS. Anything in this Lease to the contrary notwithstanding. Landlord and Tenant each hereby waive any and all rights of recovery, claims, actions or causes of action against the other, its agents, officers, directors, shareholders, or employees, for loss or damage to the Premises or any improvements to the Premises, or the adjoining property or any improvements to the Property, or any personal property of such party, that is caused or results from fire and other perils insured against under the normal extended coverage clauses of standard insurance policies carried by the parties and in force at the time of damage or loss.

     22.  DEFAULT.

          22.1.    Right to Re-enter. If Tenant fails to pay rent within three
(3) days following delivery to the Premises of a "Notice to Pay Rent"; or if Tenant fails to perform any provisions of the Lease, other than rent, for more than ten (10) days after written notice of default has been mailed to Tenant, or if Tenant becomes bankrupt or insolvent files any debtor proceedings or files, or has taken against it, any proceedings of any kind under any provisions of a federal or state bankruptcy, insolvency or suffers this Lease to be taken under any writ of execution; then Landlord besides other rights or remedies it may have, may immediately re-enter and remove all persons and property from the Premises and store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.


          22.2. Loss of Tenant's Right to Cure. Despite any provision to the contrary, if Tenant defaults three (3) times under one or more provisions of this Lease, at Landlord's option and without further notice, Tenant shall be deemed to have forfeited its right of cure.

          22.3. Landlord's Other Remedies. Notwithstanding Landlord's above-mentioned remedies for default, those remedies shall not be deemed exclusive, and Landlord may use and proceed under any legal procedures available, including eviction pursuant to RCW 59.12.

          22.4. Right to Re-let. Should Landlord elect to re-enter as herein provided for above, or should it take possession pursuant to legal proceedings or pursuant to any notice provided by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to re-let said Premises or any part thereof for such terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion deems advisable.

          22.4.1. Application of Rent from Re-letting. Upon each such re-letting described above, all rentals received by the Landlord from the re-letting shall be applied first to the payment of any indebtedness other than rent due hereunder from the Tenant to Landlord; second to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Landlord and applied in payment of future rent on the same basis as listed herein and as the rentals may become due and payable hereunder. If sub-letting rentals received during any month after deduction for non-rent obligations of Tenant to Landlord as described above are less than that to be paid during that month by Tenant hereunder, Tenant shall pay the deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall have no right to any excess rental.

          22.4.2. Termination. No re-entry or taking possession of said Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Not withstanding any re-letting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of the breach including the costs and reasonable attorney's fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in the Lease for the remainder of the stated term; all such amounts shall be immediately due and payable from Tenant to Landlord as additional rent.

          22.5. Landlord Default. Landlord shall have fifteen (15) days, or longer if more time is reasonably required, to cure default after written notice is received from Tenant.

     23. COSTS AND ATTORNEY'S FEES; ACTIONS. In an action for breach of this Lease, the losing party agrees to pay the prevailing party's reasonable costs and attorney's fees. Venue for any legal action brought under this Lease is in the county in which the Premises are situated. Washington law shall govern this Lease.

     24. NON-WAIVER; NO ACCORD SATISFACTION. The waiver by Landlord of any breach of any Lease provision is not a waiver of the provision. Acceptance of rent by Landlord shall not be deemed a waiver of any existing breach by Tenant regardless of Landlord's knowledge of that breach when accepting the rent. Landlord's acceptance of keys from the Tenant shall not waive any provision of the Lease. No payment by tenant, or receipt by Landlord of less than the full monthly rent, or any endorsement or statement on any check or any letter accompanying any payment of rent, may be deemed accord and satisfaction. The Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other legal remedy.

     25.  SURRENDER OF LEASE AND HOLDING OVER.

          25.1. Surrender Upon Termination. At the expiration of the Lease term, Tenant shall surrender the Premises in the same condition of cleanliness, repair and sightliness the Premises were in upon commencement of the Lease, ordinary wear and tear excepted. Tenant shall surrender all keys to the Premises to Landlord at the place then fixed for payment of rent, and shall inform Landlord of all combination on locks and safes. Tenant shall remove all its movable personal property at its own expense. Any property not so removed shall be disposed of by Landlord without account to Tenant. Tenant shall be liable for Landlord's costs regarding the property. If the Premises are not surrendered at such time, whether with Landlord's consent or not, Tenant indemnifies Landlord against loss of liability resulting from delay by Tenant in surrendering the Premises, including without limitation, any claims made by any succeeding tenant founded upon the delay. Tenant's obligation to observe or perform this covenant shall survive termination of the Lease.

          25.2 Liquidated Damages. If Tenant at termination of this Lease fails to yield possession to Landlord, Landlord may require Tenant to pay and Tenant shall pay as liquidated damages for each day possession is withheld, an amount equal to double the amount of the daily Minimum Rent last in effect, computed on a thirty day month basis.

          25.3 Holding Over. Any holding over after the expiration of the said term, with the consent of the Landlord, shall be construed to be a tenancy from month to month at the monthly rentals herein specified in the paragraph on Liquidated Damages above and shall otherwise be on the Lease's terms and conditions.

     26. EVENTS BEYOND PARTIES' CONTROL. If either party hereto is delayed or prevented from performing any act required here-under, except payment of rent and all other amounts by Tenant, by reason of labor troubles, inability to procure materials, failure of power or water, restrictive governmental laws or regulations, riots, war or other reason of like nature not the fault of the party delayed, then performance of such act is excused for the period of the delay and the period for the performance extended for a period equal to the delay.

     27. SECURITY MEASURES. Tenant hereby acknowledges that the rental payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide same. Tenant assumes all responsibility for the protection of Tenant, its agents and invitees from acts of third parties.

     28. RECYCLING. Tenant will recycle materials including, but not limited to, the following: Newspaper, Aluminum/Metal/Tin, Glass, #1 PET & #2 HDPE Plastics, Paperboard Milk & Juice Cartons, Copy/Ledger Paper, Mixed Paper and Cardboard.

Methods of participation are at the tenant's discretion (for example:
Commercial Pick-up, transfer stations, buy back centers, etc.) Landlord's recycling coordinator is available for assistance in program development and implementation.

     29.  GENERAL.

          29.1 Form. The grammatical changes needed to make this Lease apply in the plural sense, where there is more than one Tenant, and to either corporations, associations, partnerships or individuals and males or females, shall be assumed as though fully expressed.

          29.2 Captions. The captions of the several articles contained herein are for convenience only and do not define, limit, describe or construe the contents of the articles.

          29.3 Notice. Any notice required to be given by either party to the other shall be deposited in the United States mail, postage prepaid, addressed to the Landlord at 1595 N.W. Gilman Blvd., Issaquah, WA 98027 or to the Tenant at 1871 N.W. Gilman Blvd., Issaquah, WA 98027 OR at such other address as either party may designate to the other in writing from time to time.

          29.4. Commissions. Each party represents that it has not had dealings with any real estate broker, finder or other person who would be entitled to any commission or fee in connection with the negotiation, execution or delivery of this Lease except N/A. Each party shall indemnify, defend and hold the other party harmless from all claims, including attorneys' fees, that may be asserted against the other party by any broker, finder or other person with whom the party giving the indemnity has or purportedly has dealt, except the broker named above.

          29.5 Joint and Several Obligations. If the Tenant is more than one person or entity, the obligations imposed on the Tenant shall be joint and several.

          29.6. Severability. The unenforceability, invalidity, or illegality of any provision of this Lease shall not render any other provisions unenforceable, invalid or illegal.

          29.7. Recordation. Tenant shall not record this Lease or any memorandum of Lease which refers to this Lease. Any such recording shall be a breach under this Lease.

     30. ENTIRE AGREEMENT. This Lease contains the entire agreement between the parties; there are no verbal promises. Any written promises between them are attached hereto as an addendum. Any agreement hereafter made shall not change, modify, discharge or effect an abandonment of this lease in whole or in part, unless the agreement is in writing and signed by the party against whom enforcement of this Lease or of any changes, modifications, discharge or abandonment is sought. This Lease becomes effective as a Lease only upon execution and delivery by Landlord and Tenant.

     31. SUCCESSORS. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind and inure to the benefit of the respective heirs, successors, executors, administrators and assigns of the parties hereto and in any case where there is more than one Tenant, each Tenant shall be jointly and severally liable hereunder.

     32.  TIME IS OF THE ESSENCE OF THIS LEASE.

     33. RIDERS. Riders, if any, attached hereto are made a part of this Lease by reference and are described as follows: EXHIBIT "A" (legal description of Property), EXHIBIT "B" (map showing Premises location), EXHIBIT "C" (Landlord Rules and Regulations), EXHIBIT "D" (Hazardous Substances Warranty) Exhibit "E" (Tenant Improvements) Exhibit "F" (Commencement Date), Exhibit "G" (Option to Extend)

          IN WITNESS WHEREOF, the parties hereto have executed the above instrument upon this 1st day of June, 1993.

LANDLORD:                                    TENANT:

ROWLEY ENTERPRISES INCORPORATED              /s/ [SIG]
A Washington Corporation                     ----------------------------

/s/ [SIG]                                    Polymer Technology Int'l
----------------------------                 ----------------------------
President

                                             ----------------------------

DATE   6-1-93                                DATE   5/26/93
     -----------------------                      -----------------------

STATE OF WASHINGTON )
                    ) ss
County of           )

On this 26th day of May, 1993, personally appeared before me Terry G. Kelley, to me known to be the President of Polymer Technology Int'l the corporation that executed the within and foregoing instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.


/s/ BEVERLY BABIS
-------------------------------------------------
NOTARY PUBLIC, in and for the State of Washington

Residing at: 16501 Saybrook Dr. NE Woodinville 98072

[NOTARY SEAL]

STATE OF WASHINGTON )
                    ) ss
County of King      )

On this 1st day of June, 1993, personally appeared before me Richard S. Symms, to me known to be the President of Rowley Enterprises, Inc. the corporation that executed the within and foregoing instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.


/s/ JULIE LAPRARIE
-------------------------------------------------
NOTARY PUBLIC, in and for the State of Washington

Residing at: Issaquah

                               AMENDMENT TO LEASE

     This Amendment of Lease made this 1st day of November, 1996 affects that certain Lease Agreement between Rowley Enterprises, Inc., a Washington Corporation as Landlord and Polymer Technology International Corporation, as Tenant and which is dated June 1, 1993. Polymer Technology International Corporation subsequently assigned its interest to Intracel Corporation. Said Lease Agreement is for that certain office/manufacturing space located at 1871 NW, Gilman Blvd. Issaquah, Washington 98027.

WHEREAS, the parties hereto agree to certain changes or modifications of said Lease Agreement.

NOW THEREFORE, LANDLORD AND TENANT AGREE the above-mentioned Lease Agreement shall be modified or changed as follows:

1. The security deposit per paragraph 4 (Security Deposit) shall be increased to Forty Nine Thousand Five Hundred ($49,500.00) Dollars.

2.   Exhibit "G" (Optional to Extend) is modified as follows:

     Landlord grants to Tenant an Option to Extend the term of this Lease for one additional five-year term. Tenant shall notify the Landlord in writing no later than ninety (90) days before the end of the initial Lease term, of Tenants intent to exercise its option to extend the term. Rent shall be increased at the beginning date of every year of the extended term by the percent of change in the Consumer Price Index per paragraph 23. (Inflation Adjustment to Minimum Rent), but with a maximum increase of 5% over the previous year.

     ALL OTHER TERMS AND CONDITIONS OF THE LEASE AGREEMENT DATED, JUNE 1, 1993 BETWEEN THE PARTIES HERETO, SHALL REMAIN IN EFFECT AND CONTINUE FOR THE FULL EXTENDED TERM HEREIN.


     IN WITNESS WHEREOF, THE PARTIES HERETO HAVE SET THEIR HANDS THE DAY AND YEAR FIRST WRITTEN ABOVE.


LANDLORD:                               TENANT:

Rowley Enterprises, Inc.                Intracel Corporation

By: /s/  [SIG]                          By: /s/ [SIG]
   ----------------------                  ---------------------

Its:  President                         Its Chief Financial Officer
   ----------------------                  ---------------------


Date: 10-29-96                          Date: 10-30-96
   ----------------------                  ---------------------

STATE OF WASHINGTON )
                    ) ss
County of KING      )

On this 29th day of October, 1996, personally appeared before me Richard S. Symms, to me known to be the president of Rowley Enterprises Inc. the corporation that executed the within and foregoing instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.


/s/ JULIE LAPRARIE
-------------------------------------------------
NOTARY PUBLIC, in and for the State of Washington

Commission Expires 2/5/98

Print Name  Julie LaPrarie

Residing at: Issaquah



STATE OF WASHINGTON )
                    ) ss
County of KING      )

On this 30th day of October, 1996, personally appeared before me Matthew L. Root, to me known to be the CFO of Intracel Corporation the corporation that executed the within and foregoing instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.


/s/ DIANA K. CAREY
-------------------------------------------------
NOTARY PUBLIC, in and for the State of Washington

Commission Expires 5-29-00

Print Name  Diana K. Carey

Residing at: Seattle WA

                              ASSIGNMENT OF LEASE

     THIS ASSIGNMENT OF LEASE is made this 30 day of October, 1996 by POLYMER TECHNOLOGY INTERNATIONAL CORPORATION ("Assignor") in favor of INTRACEL CORPORATION ("Assignee"), with respect to the following:

     1. Assignor is Debtor and Debtor in Possession in a Chapter 11 Bankruptcy Case pending in the United States Bankruptcy Court for the Western District of Washington at Seattle ("Court") in Case No. 95-06304 ("Case"); and

     2. Assignor is Tenant under a certain Commercial Lease Agreement dated June 1, 1993 under which Rowley Enterprises Inc. is Landlord, covering real property commonly known as 1871 N.W. Gilman Blvd., in Issaquah, Washington ("Lease") a copy of which is attached hereto as Exhibit A; and

     3. On October 23, 1996, the Court entered its Order Authorizing Polymer to Assume and Reject Leases of Nonresidential Real Property ("Order"), which, among other things, approves Assignor's assignment to Assignee of the Lease, a copy of which Order is attached hereto as Exhibit B.

     NOW, THEREFORE, for and in consideration of the sum of $100,000 ($50,000 due on October 31, 1997 and $43,700 to Polymer due on execution and $6,300 to Rowley on execution) and the terms of the Order,

     1. Assignor hereby assigns all of its rights, title and interest in the Lease to Assignee subject to modifications in the terms of the Lease pursuant to the Order.

     2. This assignment by Assignor is without recourse and without representations or warranties of any kind or nature whatsoever except as expressly set forth above.

     3. Landlord and Assignee agree to amend the Lease Agreement paragraph 4. "Security Deposit" so that Assignee agrees to pay to the Landlord, upon execution of this Agreement, the sum of Forty Nine Thousand Five Hundred ($49,500.00) as the security deposit for said Lease Agreement. Upon receipt of Assignee's payment to the security deposit, Landlord shall release its currently held security deposit of Fifteen Thousand ($15,000.00) Dollars to Polymer Technology International Corporation, Assignor.

     4. As further consideration of this Assignment of Lease, Landlord and Assignee agree to amend the Lease Agreement, Exhibit "G" "Option To Extend" so that the Assignee shall have one five-year option to extend the term of the Lease.

     5. As partial consideration for this Assignment of Lease, the Assignee shall pay to the Landlord the sum of Six Thousand Three Hundred ($6300.00) Dollars as Landlord's attorney's fees related to the above-mentioned bankruptcy.


POLYMER TECHNOLOGY INTERNATIONAL CORPORATION

By
   ---------------------------

      Its
          --------------------

                              CONSENT BY LANDLORD

     The undersigned, Landlord under the Lease, hereby consents to the Assignment of the Lease as amended to Intracel Corporation described herein. This consent shall apply only to this transaction and shall not be deemed to be a consent to any other assignment or sublease.

LANDLORD:                         ROWLEY ENTERPRISES INC.

                                  By [ILLEGIBLE]
                                     -----------------------------

                                      Its  President
                                          ------------------------
                                           10-29-96



                               AGREED BY ASSIGNEE

     The undersigned, Assignee, hereby agrees to the terms of the order mentioned above and to the modifications of the Lease as specified therein.

ASSIGNEE:                         INTRACEL CORPORATION

                                  By [ILLEGIBLE]
                                     -----------------------------

                                      Its  Chief Financial Officer
                                          ------------------------




                           SECOND AMENDMENT TO LEASE

     This Amendment of Lease made this 22nd day of June, 1998 affects that certain Lease Agreement between Rowley Enterprises Inc., a Washington Corporation as Landlord and Intracel Corporation, a Delaware Corporation as Tenant; and Dated June 1, 1993. Said Lease was originally between said Landlord and Polymer Technology International Corporation as Tenant, whose leasehold interest was assigned to Intracel Corporation October 30, 1996.

     WHEREAS, the parties hereto agree to certain changes or modifications of said Lease Agreement.

     NOW THEREFORE, LANDLORD AND TENANT AGREE the above-mentioned Lease Agreement shall be modified or changed as follows:

1. Landlord and Tenant hereby extend the term of said Lease Agreement for an additional term beginning at the expiration date of the current Lease term and ending the thirty first (31st) day of December, 1998.

2. Tenant shall grant access to the Landlord or his representative for the purpose of showing the Premises to prospective tenants during business hours.

3. Tenant agrees to surrender the Premises on December 31, 1998, in the same condition of cleanliness, repair and as presently equipped and will not remove fixed property without written consent of the Landlord.

4. Rent shall be adjusted to Seventeen Thousand Eight Hundred Eighty ($17880.00) Dollars per month beginning the first day of October, 1998.

     ALL OTHER TERMS AND CONDITIONS OF THE ABOVE-MENTIONED LEASE AGREEMENT BETWEEN THE PARTIES HERETO, SHALL REMAIN IN EFFECT AND CONTINUE FOR THE FULL EXTENDED TERM HEREIN.

     IN WITNESS WHEREOF, THE PARTIES HERETO HAVE SET THEIR HANDS THE DAY AND YEAR FIRST WRITTEN ABOVE.

LANDLORD:                          TENANT:

Rowley Enterprises Inc.            Intracel Corporation, Inc.

By:  [SIG]                         By:  [SIG]
   --------------------               --------------------
Its President                         Its VP, Operations

DATE: June 23, 1998                DATE: June 22, 1998
      -----------------                  -----------------